Exhibit 32.1
Certification Pursuant To 18 U.S.C. Section 1350 By The Interim Chief Executive Officer,
As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002.
I, Antonio Urcelay, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of Toys “R” Us, Inc. (the “Company”) for the quarterly period ended May 4, 2013 (the “Report”) fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 14, 2013

/s/ Antonio Urcelay
Antonio Urcelay
Interim Chief Executive Officer
(Principal Executive Officer)